Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves

Prospectus Supplement dated January 5, 2011

This supplement amends the prospectus of each of the above referenced funds (each a “Fund”) as follows and is in addition to any other supplement(s).

In the section titled “How to Buy, Sell and Exchange Shares –Limitations on Frequent Exchanges” the following is revised:

Limitations on Frequent Exchanges

30-Day Hold. Until June 1, 2011, if a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applies, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

After June 1, 2011, this 30 calendar day block will no longer apply. However, exchanges of Fund shares for shares of other eligible Oppenheimer funds will continue to be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order in its discretion that it believes would be disruptive to the Fund or appears to be designed to circumvent the exchange policy of the Fund or other Oppenheimer funds. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

January 5, 2011                                                                                                                       PS0000.060